UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K/A

AMENDMENT NO. 1

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 1, 2006

MANATRON, INC.
(Exact name of registrant as
specified in its charter)

Commission File Number: 000-15264

Michigan (State or Other Jurisdiction of Incorporation)	38-1983228 (IRS Employer Identification No.)

510 E. Milham Avenue Portage, Michigan (Address of Principal Executive Offices)	49002 (Zip Code)

Registrant's telephone number,
including area code:  (269) 567-2900

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01.	Completion of Acquisition or Disposition of Assets.

          Manatron, Inc. ("Manatron") is filing this Amendment No. 1 to Current Report on Form 8-K/A for the purpose of including the financial information required under Item 9.01 of Form 8-K, which was not available at the time of the earlier filing. On February 1, 2006, Manatron filed with the Securities and Exchange Commission the Current Report on Form 8-K to which this amendment relates.

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial statements of businesses acquired.

The audited balance sheet of ASIX Inc. as of December 31, 2005 and the related statements of operation and other comprehensive income, stockholders' equity and cash flows for the year ended December 31, 2005 and the notes to the consolidated financial statements together with the report thereon of Moss Adams LLP.

(b)	Pro forma financial information.

The unaudited pro forma condensed combined balance sheet and statement of operations of Manatron, Inc. and ASIX Inc. for the nine months ended January 31, 2006 and the unaudited pro forma condensed combined statement of operations of Manatron, Inc. and ASIX Inc. for the twelve months ended April 30, 2005.

(d)	Exhibits:

	23.1	Consent of Moss Adams LLP, Independent Auditors.

99.1

The audited balance sheet of ASIX Inc. as of December 31, 2005 and the related statements of operation and other comprehensive income, stockholders' equity and cash flows for the year ended December 31, 2005 and the notes to the consolidated financial statements together with the report thereon of Moss Adams LLP.

99.2

The unaudited pro forma condensed combined balance sheet and statement of operations of Manatron, Inc. and ASIX Inc. for the nine months ended January 31, 2006 and the unaudited pro forma condensed combined statement of operations of Manatron, Inc. and ASIX Inc. for the twelve months ended April 30, 2005.

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 13, 2006	MANATRON, INC. (Registrant)

	By:	/s/ Krista L. Inosencio
Krista L. Inosencio Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Document

23.1	Consent of Moss Adams LLP, Independent Auditors.

99.1

The audited balance sheet of ASIX Inc. as of December 31, 2005 and the related statements of operation and other comprehensive income, stockholders' equity and cash flows for the year ended December 31, 2005 and the notes to the consolidated financial statements together with the report thereon of Moss Adams LLP.

99.2

The unaudited pro forma condensed combined balance sheet and statement of operations of Manatron, Inc. and ASIX Inc. for the nine months ended January 31, 2006 and the unaudited pro forma condensed combined statement of operations of Manatron, Inc. and ASIX Inc. for the twelve months ended April 30, 2005.